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                                  EXHIBIT 10.25

                   (FORM OF FORBEARANCE AND TOLLING AGREEMENT)

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                        FORBEARANCE AND TOLLING AGREEMENT

     This Forbearance and Tolling Agreement (this "AGREEMENT"), is made and entered into this 14th day of August, 2002, by and among Med Diversified, a Nevada corporation, ("MED"); Frank P. Magliochetti, Jr. an individual ("MAGLIOCHETTI", and together with Med, the "MED PARTIES"); National Century Financial Enterprises, Inc., an Ohio corporation (the "NCFE PARTY"); on the one hand, and Private Investment Bank Limited, a Bahamian bank and trust company, ("PIBL"); PIB Trust Company Limited, a Bahamian trust company ("PIB"); and Banque de Patrimoines Prives Geneve BPG SA, a Swiss banking company ("BPG", together with PIBL and PIB, the "PIBL PARTIES"); on the other hand (the Med Parties, the NCFE Party, and the PIBL Parties are collectively referred to as the "PARTIES", and each individually as a "PARTY"), with reference to the facts recited below:

                                    RECITALS

     WHEREAS, on June 14, 2002, Med commenced a civil action against PIBL and certain other parties identified therein in the Superior Court for the County of Los Angeles, as Case No. BC275773, entitled MED DIVERSIFIED, INC., A NEVADA CORPORATION, VS. PRIVATE INVESTMENT BANK LIMITED, AN ENTITY OF UNKNOWN FORM; PIB TRUST COMPANY LIMITED, AN ENTITY OF UNKNOWN FORM; BANQUE DE PATRIMOINES PRIVES GENEVE BPG SA, AN ENTITY OF UNKNOWN FORM; SOCIETE FINANCIERE DU SEUJET LTD., A BRITISH VIRGIN ISLANDS CORPORATION; JOSEPH F. GUGLIELMO AND DOES 1 THROUGH 100, INCLUSIVE, which has been amended and removed to the United States District Court for the Central District of California, as Case No. 02-05046, and in response to such removal, Med has filed a Notice of Motion and Motion for Remand of said action to State Court (such litigation, the "MED LITIGATION");

     WHEREAS, on June 18, 2002, PIBL commenced a civil action against Med, the NCFE Party and Magliochetti in the United States District Court for the Central District of California, as Case No. 02-04802, entitled PRIVATE INVESTMENT BANK LIMITED, A BAHAMIAN BANK AND TRUST COMPANY V. MED DIVERSIFIED, INC., A NEVADA CORPORATION; NATIONAL CENTURY FINANCIAL ENTERPRISES, INC., AN OHIO CORPORATION; AND FRANK MAGLIOCHETTI, JR., AN INDIVIDUAL, and in response to such action, Magliochetti has filed a Motion to Dismiss for Lack of Personal Jurisdiction (such litigation, the "PIBL LITIGATION");

     WHEREAS, the Parties acknowledge that the "ACTIONS" shall refer to Case No. BC275773, Case No. 02-05046, Case No. 02-04802 and any other case number hereafter assigned that maintains an action or actions against substantially the same parties identified in the Med Litigation and/or the PIBL Litigation and concerning substantially the same issues as set forth therein;

     WHEREAS, notwithstanding the above referenced Actions, certain of the Parties identified herein have entered into, among other settlement documents, that certain Amendment Agreement, dated as of June 28, 2002 (the "AMENDMENT AGREEMENT"; capitalized terms used herein and without definition shall have the meanings ascribed to them in the Amendment

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Agreement), by and among Med; American Reimbursement, LLC, a Delaware limited liability company ("ARL"); PIBL; TEGCO Investments, LLC, a Delaware limited liability company and each of the Med Subsidiaries;

     WHEREAS, it is a condition to the obligations of PIBL to consummate the Closing under the Amendment Agreement, that the Med Parties and the NCFE Party enter into this Agreement;

     WHEREAS, it is a condition to the obligations of Med to consummate the Closing under the Amendment Agreement, that the PIBL Parties enter into this Agreement; and

     WHEREAS, it is a condition of certain financial and other accommodations being provided by the NCFE Party to Med in connection with the Closing under the Amendment Agreement, that the PIBL Parties enter into this Agreement.

     NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

     1.    CLAIMS.

           (A) Each of the PIBL Parties, on the one hand, and the Med Parties, on the other hand, recognize that they may have claims, against each other or against the respective officers, shareholders, attorneys, agents, or representatives of the other (collectively, the "CLAIM AFFILIATES" of the respective Parties), for damages, settlement amounts, costs, or attorneys' fees or other liabilities they have incurred or will incur arising out of or relating to (i) the Original Debentures, (ii) the transactions covered by that certain Acknowledgment and Agreement of Rescission, executed as of June 14, 2002 and effective as of December 28, 2001 (the "RESCISSION AGREEMENT"), by and between Med and PIBL, (iii) the Actions, or (iv) the transactions and events relating to any of the foregoing prior to the Closing (any such claims, the "COVERED CLAIMS", and any single such claim the "COVERED CLAIM"). Covered Claims may be legal or equitable, arise under statute, common law, by virtue of contract or otherwise, and shall include not only lawsuits but other proceedings, including any arbitrations or mediations that may be permitted or required by other applicable agreements between the affected Parties. Notwithstanding anything to the contrary herein, "Covered Claims" shall not include any claims arising out of or relating to the Amendment Agreement, the Amended Debentures or the other Modification Document (as defined in the Amendment Agreement).

           (B) Each of the PIBL Parties, on the one hand, and the NCFE Party, on the other hand, recognize that they may have claims each other or against the respective officers, shareholders, attorneys, agents, or representatives of the other (collectively, the "PIBL/NCFE CLAIM AFFILIATES" of the respective Parties; PROVIDED that PIBL/NCFE Claim Affiliates shall not include any entity, officer, shareholder, attorney, agent, or representative of the NCFE Party who or which is also Med or a Claim Affiliate of Med as defined in the foregoing clause (A)), for damages, settlement amounts, costs, or attorneys' fees or other liabilities they have incurred or will incur arising out of or relating to (i) the Original Debentures, (ii) the transactions covered by the Rescission Agreement, (iii) the Actions, or (iv) the transactions and events relating to any of

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the foregoing prior to the Closing (any such claims, the "PIBL/NCFE CLAIMS", and any single such claim the "PIBL/NCFE CLAIM"). PIBL/NCFE Claims may be legal or equitable, arise under statute, common law, by virtue of contract or otherwise, and shall include not only lawsuits but other proceedings, including any arbitrations or mediations that may be permitted or required by other applicable agreements between the affected parties.

     2. AGREEMENT TO FORBEAR, DISMISS AND TOLL. Effective upon the Effective Date (as defined in Section 3 below), each of the PIBL Parties, on the one hand, and each of the Med Parties and the NCFE Party, on the other hand, hereby covenant and agree that (A) none of them shall file, and neither of them has, nor shall they, sell, assign or otherwise transfer to any other Party, or otherwise pursue any Covered Claims or PIBL/NCFE Claims, as the case may be, that they may have against any Claim Affiliates or PIBL/NCFE Claim Affiliates, as the case may be; (B) within five (5) days following the Effective Date, they shall each stipulate for or request the dismissal of, without prejudice, any and all lawsuits or similar actions that any of the Med Parties or the NCFE Party, on the one hand, or any of the PIBL Parties, on the other hand, may have filed against the other in any and all jurisdictions; (C) any and all statutes of limitations and/or equitable defenses (including, but not limited to, laches, waiver and estoppel) applicable to any Covered Claim or PIBL/NCFE Claim shall be suspended and tolled such that no periods of limitation and/or equitable defenses applicable to such Covered Claim or PIBL/NCFE Claim shall run, and no statutes of limitations shall expire, during the period of time that the tolling provisions of this Section 2 are in effect; and (D) none of the Med Parties, the NCFE Party or the PIBL Parties shall put forward or otherwise rely on the period of time that the tolling provisions of this Section 2 are in effect to support any statute of limitations or other equitable defense to any claims asserted by the other.

     3. EFFECTIVE DATE/ PERIOD OF TOLLING. This Agreement shall be effective only if and when the Closing under the Amendment Agreement occurs, and shall be deemed effective as of the date of any such Closing (the "EFFECTIVE DATE"). If the Closing under the Amendment Agreement does not occur on or before August 15, 2002, this Agreement shall be null and void AB INITIO, and shall be of no further force and effect. The tolling period shall commence as of the Effective Date and shall end on the ninety-first (91st) day following payment in full of all amounts owing to the Holders under the Amendment Agreement, the Amended Debentures and the other Modification Documents (the "TOLLING END DATE").

     4. EFFECT OF TOLLING. As a result of such tolling, any Party who commences a Covered Claim against any Claim Affiliates, or a PIBL/NCFE Claim against any PIBL/NCFE Claim Affiliates, before the Tolling End Date occurs, shall be deemed to have commenced its Covered Claim or its PIBL/NCFE Claim, as the case may be, as of the Effective Date of this Agreement; and any Party who commences a Covered Claim against any Claim Affiliates, or a PIBL/NCFE Claim against any PIBL/NCFE Claim Affiliates after the Tolling End Date (if it occurs), shall be deemed to have commenced its Covered Claim or PIBL/NCFE Claim, as the case may be, that number of days after the Effective Date of this Agreement equal to the number of days after the Tolling End Date (if it occurs) such Party actually commenced such claim. Notwithstanding any of the foregoing provisions, this Agreement is not intended by the Parties to cover, and does not cover, any claim that any Party may have had or may now have upon which

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the applicable statute of limitations, doctrine of laches or any other time-based defense, if any, had run as of the Effective Date. This Agreement is without prejudice to the assertion of any right or defense other than rights or defenses arising from a statute of limitations, doctrine of laches, and all other defenses based upon the passage of time, as specified herein.

     5.    AGREEMENT TO RELEASE.

           (A) Each of the Med Parties, on the one hand, and each of the PIBL Parties, on the other hand, hereby covenant and agree that, effective upon the Tolling End Date (and effective only if such Tolling End Date occurs): (i) each hereby releases the other and their respective Claim Affiliates from any and all claims, liabilities and obligations each of them may owe to the other, or to their respective Claim Affiliates, of whatever kind or nature, arising under or related to the Covered Claims, the Amended Debentures and all other agreements, instruments, transactions, and documents related to the Covered Claims or the Amended Debentures, except as otherwise provided in any Amended Debentures or in any of the Modification Documents; and (ii) any Debenture Collateral and any and all amounts remaining in the ARL Collection Account and the Med Collection Account shall be released from the Holders' lien thereon and shall be free from Amended Debenture restriction against return to Med, ARL or any owner thereof. In the event that there shall occur one or more Event of Default under the Amendment Agreement, then, unless the Med Parties and the PIBL Parties expressly agree otherwise in writing, the above described forbearance with respect to Covered Claims shall become null and void, and of no further force and effect, and each of the Med Parties and the PIBL Parties shall be free to pursue any Covered Claims that they may have against the other or their respective Claim Affiliates.

           (B) Effective upon the Effective Date, the NCFE Party and each of the PIBL Parties, each for itself and behalf of its own PIBL/NCFE Claim Affiliates, hereby covenant and agree that (i) each provisionally releases the other and the other's PIBL/NCFE Claim Affiliates from any PIBL/NCFE Claims; and (ii) in the event that there shall occur one or more Event of Default under the Amendment Agreement, then, unless the NCFE Party and each of the PIBL Parties expressly agree otherwise in writing, such provisional release shall be null and void and of no further force and effect, and the NCFE Party and each of the PIBL Parties shall be free to pursue any PIBL/NCFE Claims that they may have against the other or their respective PIBL/NCFE Claim Affiliates; and (iii) if no such Event of Default shall have occurred, such provisional release shall become final and cease to be provisional in nature upon the Tolling End Date (if such date occurs).

     6. NO PROHIBITION OF CLAIMS. Nothing in this Agreement shall in any manner preclude or restrict a Party from commencing a Covered Claim or a PIBL/NCFE Claim, as the case may be, against any other person or entity not a Party and not a Claim Affiliate or a PIBL/NCFE Claim Affiliate of a Party to this Agreement, that, in its sole discretion, at any time, the Party determines to do so.

     7. ADDITIONAL PARTIES. All the current Parties to this Agreement acknowledge that it may be desirable for other defendants, persons, or entities to join in this Agreement. The Parties

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therefore agree that any other person or entity who now is or who later becomes a defendant in the Actions may become a party to this Agreement, vested with all the rights and obligations as if an original signatory, by executing a joinder (a "JOINDER") to this Agreement in substantially the form attached as Exhibit A; PROVIDED, that: (a) no such defendant shall be joined to this Agreement as one of the PIBL Parties, an NCFE Party, or as one of the Med Parties, without obtaining the written acknowledgment on such Joinder, respectively, of each of the PIBL Parties, the NCFE Party or the Med Parties, as the case may be; and (b) no such defendant shall be entitled to enforce this Agreement against (including, without limitation, by asserting this Agreement as a defense to any action) any of the PIBL Parties, any of the NCFE Parties, or any of the Med Parties, unless, as the case may be, PIBL, NCFE or Med, respectively, has consented to such defendant joining this Agreement as a Party.

     8. ADDITIONAL DOCUMENTATION AND COOPERATION WITH FURTHER PROCEEDINGS. The Parties agree to execute any additional documentation and cooperate in any further proceedings necessary to effectuate the terms of this Agreement.

     9. NO DEEMED ADMISSIONS OR CONCESSIONS. Nothing about this Agreement shall be deemed or construed as an express or implied admission by any Party hereto as to any fact or concession as to any legal issue in connection with the Actions.

     10. INTEGRATION AND REPRESENTATIONS. This document constitutes the entire agreement and understanding between the Parties concerning the subject matter hereof, and supersedes and replaces all prior negotiations, proposed agreements and agreements, written and oral, relating to the subject matter. The Parties hereto acknowledge that no other Party, and no agent or attorney of any other Party, has made any promise, representation or warranty whatsoever, express or implied, not contained in this Agreement concerning the subject matter hereof, to induce them to execute this document, and acknowledge that they have not executed this instrument in reliance on any such promise, representation or warranty not contained herein. Each of the Parties has read this Agreement and understands its contents. Each of the Parties has made such an investigation of the facts pertinent to this Agreement and of all the matters pertaining to it as the Party deemed necessary. Each of the Parties acknowledges that it has been represented by legal counsel of its own choice throughout all negotiations which preceded the execution of this Agreement and that it has executed this Agreement with the advice of such legal counsel.

     11. CONFIDENTIALITY. The Parties each agree that the terms of this Agreement are to remain confidential and that they shall not disclose such terms to any other person; PROVIDED, HOWEVER, that this Section 11 shall not prohibit:

           (A) disclosures by a Party of this Agreement or any terms hereof to the extent such information has already been made public through no wrongful act by or on behalf of such Party;

           (B) disclosures to the following persons or entities: (i) those whose knowledge is necessary to carry out the provisions of this Agreement, including, accountants, auditors, legal

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counsel or financial advisers to or of the respective Parties, and (iii) the holders of a beneficial interest in the Original Debentures or the Amended Debentures, and such holders' respective accountants, auditors, legal counsel or financial advisers; PROVIDED in the case of the foregoing clauses (i) or (ii), the Party making the disclosure shall inform the recipient of the disclosure of the confidential nature of this Agreement and request that such recipient honor and abide by the provisions of this Section 11; and

           (C) disclosures (i) required for the enforcement of this Agreement,
(ii) required in response to a lawful subpoena or document request, or (iii) as otherwise required by applicable law or order of a court, arbitrator, governmental agency, regulatory authority or other tribunal or governmental authority of competent jurisdiction; PROVIDED in the case of the foregoing clauses (ii) or (iii), the Party making the disclosure shall, within five (5) business days upon notification that disclosures are required under the foregoing clauses (ii) or (iii), provide each of NCFE, Med and PIBL a written notice (at the address or fax number set forth underneath their respective signatures hereto) of such Party's intent to make such disclosure, including in such notice the identity of the court, arbitrator governmental agency or other tribunal or governmental authority to which or pursuant to the order of which such disclosure is to be made, so as to allow another Party hereto to attempt to take actions to quash or limit such subpoena, document request or other such disclosure requirement solely for the purpose of protecting this Agreement's confidentiality; provided that there shall be no liability for any Party failing to provide such notice except to the extent that any other Party is actually prejudiced by such failure.

     12. HEADINGS. Section and paragraph headings contained in this Agreement are for convenience and shall not be considered for any purpose in construing it.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall be deemed to constitute a single document. Copies of the Agreement shall have the same effect and enforceability as the original.

     14. SEVERABILITY. In the event that any covenant, condition or other provision of this Agreement is held to be invalid, void or illegal by any court of competent jurisdiction, it shall be deemed severable from the remainder and shall in no way affect, impair or invalidate any other covenant, condition or provision of this Agreement.

     15. BINDING ON SIGNATORIES, SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the signatories and their agents, successors, and assigns.

     16. MODIFICATION. Modifications to this Agreement must be in writing, signed by representatives of all Parties.

     17. GOVERNING LAW. Disputes among the Parties concerning the terms of this Agreement or any interpretation of it, including actions to enforce the terms of this Agreement, shall be governed by the laws of the State of New York without regard to its choice of law provisions.

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     18.   WAIVER OF TERMS. A waiver of any term or condition of this Agreement will not be deemed to be, and may not be construed as, a waiver of any other term or condition hereof. Moreover, a waiver by one Party to this Agreement will not be deemed to be, and may not be construed as, a waiver by any other Party.

     19. NO IMPLIED WAIVER OF RIGHTS. Nothing in this Agreement is intended to waive any claims, rights or remedies between the Parties except as specifically provided herein. This Agreement shall not create any agency or similar relationship among the Parties.

     20. NEUTRAL CONSTRUCTION. Each Party has cooperated in the drafting and preparation of this Agreement. Hence, this Agreement will be construed neutrally, and will not be applied more strictly against one Party than another.

     21. DENIAL OF LIABILITY. Each of the Parties expressly denies liability in the Actions. Nothing in this Agreement should be construed as any admission of liability.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                  MED DIVERSIFIED, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:
                                  Address: 200 Brickstone Square, Suite 403
                                  Andover, Massachusetts 01810
                                  Telecopy: (978) 323-2500
                                  Attn:
                                       -----------------------------------------


                                  NATIONAL CENTURY FINANCIAL ENTERPRISES, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:
                                  Address: 6125 Memorial Drive
                                  Dublin, Ohio 43017
                                  Telecopy: (614) 764-0602
                                  Attn:
                                       -----------------------------------------


                                  FRANK P. MAGLIOCHETTI, JR.

                                  By:
                                     -------------------------------------------
                                  Name: Frank P. Magliochetti, Jr.
                                  Address: 200 Brickstone Square, Suite 403
                                  Andover, Massachusetts 01810
                                  Telecopy: (978) 323-2500


                                  PRIVATE INVESTMENT BANK LIMITED

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:
                                  Address:

                                  Telecopy:
                                  Attn:
                                       -----------------------------------------

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                                  BANQUE DE PATRIMOINES PRIVES GENEVE BPG SA

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:
                                  Address:

                                  Telecopy:
                                  Attn:
                                       -----------------------------------------


                                  PIB TRUST COMPANY LIMITED

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:
                                  Address:

                                  Telecopy:
                                  Attn:
                                       -----------------------------------------

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                                    EXHIBIT A

               AGREEMENT TO JOIN FORBEARANCE AND TOLLING AGREEMENT


     ___________________ is a defendant in any and all of the "Actions" as defined in the Recitals of that certain Forbearance and Tolling Agreement, dated as of ____________, 2002, and effective as of ______________, 2002 (the
"AGREEMENT"), initially by and among Med Diversified, a Nevada corporation ("MED"); Frank P. Magliochetti, Jr., an individual ("MAGLIOCHETTI", and together with Med, the "MED PARTIES"), National Century Financial Enterprises, Inc., an Ohio corporation (the "NCFE PARTY"), on the one hand, and Private Investment Bank Limited, a Bahamian bank and trust company ("PIBL"); PIB Trust Company Limited, a Bahamian trust company ("PIB"); and Banque de Patrimoines Prives Geneve BPG SA, a Swiss banking company ("BPG", and together with PIBL and PIB, the "PIBL PARTIES"), on the other hand.

     ___________________ hereby agrees to become a party to the Agreement as [one of the "Med Parties"] [an "NCFE Party"] [one of the "PIBL Parties"], as acknowledged and accepted by the ["Med Parties"] ["NCFE Party"] ["PIBL Parties"] identified below, and to share in all its rights and obligations, pursuant to
Section 7 of the Agreement, as if it were an original signatory to the Agreement.


                                  ---------------------------------

                                  By:
                                     ------------------------------
                                  Name:
                                  Title:
                                  Address:

                                  Telecopy:
                                  Attn:
                                       ----------------------------


ACKNOWLEDGED AND ACCEPTED BY:

["Med Parties"] ["NCFE Party"] ["PIBL Parties"]

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By:
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Title:

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